UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

ROSS ACQUISITION CORP II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40201	95-1578557
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Pelican Lane Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 655-2615

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-third of one redeemable warrant	ROSS.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	ROSS	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ROSS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 29, 2024, Ross Acquisition Corp. II (the “Company”) issued a press release that on February 26, 2024 it filed a definitive proxy statement (“Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting of the Company’s shareholders to be held on March 6, 2024 to consider and vote on, among other proposals, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination from March 16, 2024 to September 16, 2024.

The press release also explains that, in the event the date by which the Company must consummate a business combination is not extended, the Company will redeem all of the Company’s Class A ordinary shares (the “Public Shares”) included as part of the units sold in the Company’s initial public offering (the “IPO”) that was consummated on March 16, 2021, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any). In the event the date by which the Company must consummate a business combination is not extended, then as of March 18, 2024, the Public Shares will be deemed cancelled and will represent only the rights to receive the per-share redemption price (after taking into account the removal of a portion of the accrued interest in the Trust Account to pay taxes and $100,000 for dissolution expenses), and the last day of trading in the securities will be on March 15, 2024.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information provided in this Item 7.01, including the exhibit incorporated herein by reference, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Current Report on Form 8-K. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”).  All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Definitive Proxy Statement, Annual Report on Form 10-K filed with the SEC on April 6, 2023, the subsequent quarterly reports on Form 10-Q and other documents filed with the SEC. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Current Report on Form 8-K, except as required by applicable law.

IMPORTANT INFORMATION AND WHERE TO FIND IT

The Company has mailed to its shareholders of record as of February 21, 2024, the Definitive Proxy Statement for the extraordinary general meeting to approve, among other proposals, the Extension Amendment Proposal. The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed with the SEC, because these documents contain important information. Shareholders may also obtain a copy of the Definitive Proxy Statement, and other documents filed with the SEC, without charge, through the website maintained by the SEC at www.sec.gov. Shareholders will also be able to obtain a copy of the Definitive Proxy Statement, without charge, by directing a request to: Ross Acquisition Corp II, 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the extraordinary general meeting. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K filed with the SEC on April 6, 2023, the Definitive Proxy Statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different from those of the Company’s shareholders generally, is set forth in the Definitive Proxy Statement.

NO OFFER OR SOLICITATION

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or constitute a solicitation of any vote or approval and shall not constitute an offer to sell or a solicitation of an offer to buy the Company’s securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 29, 2024.

104	Cover Page Interactive Data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSS ACQUISITION CORP II

Dated: February 29, 2024	By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	President and Chief Executive Officer